SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2003



                              HURCO COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

         INDIANA                          0-9143                 35-1150732
(State or other jurisdiction        (Commission File No.)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                               ONE TECHNOLOGY WAY
                           INDIANAPOLIS, INDIANA 46268
              (Address of principal executive offices and zip code)

                                 (317) 293-5309
              (Registrants' telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 20, 2003, Hurco Companies, Inc. (the "Registrant") reported its results of operations for the third quarter ended July 31, 2003. The Registrant's earnings release for the quarter is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit is furnished pursuant to
Item 12 of Form 8-K.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Dated:  August 20, 2003

                              HURCO COMPANIES, INC.

                              By:      /s/ Roger J. Wolf
                                      --------------------------
                                      Roger J. Wolf
                                      Senior Vice President and
                                      Chief Financial Officer